                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            REDWOOD EMPIRE BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        [LOGO]  REDWOOD EMPIRE BANCORP
                                111 SANTA ROSA AVENUE
                             SANTA ROSA, CALIFORNIA 95404

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 20, 1997

TO THE SHAREHOLDERS OF REDWOOD EMPIRE BANCORP:

    The 1997 Annual Meeting of Shareholders of Redwood Empire Bancorp ("Redwood") will be held at in the Sonoma Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, at 4:00 p.m. on May 20, 1997, for the following purposes:

    1. ELECTION OF DIRECTORS. To elect a Board of seven Directors to serve for the ensuing year.

    2. RATIFICATION OF INDEPENDENT AUDITORS. To ratify the appointment of Deloitte & Touche, LLP as independent certified accountants to audit Redwood's financial statements for the fiscal year ending December 31, 1997.

    3. OTHER BUSINESS. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of Common Stock of record as of the close of business on April 10, 1997 will be entitled to vote at the meeting or any adjournment thereof.


                                       By Order of the Board of Directors

                                       /s/ Marta J. Idica

                                       Marta J. Idica
                                       Corporate Secretary

April 14, 1997

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY REDWOOD'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF REDWOOD IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                         [LOGO] REDWOOD EMPIRE BANCORP
                                111 SANTA ROSA AVENUE
                             SANTA ROSA, CALIFORNIA 95404


                                   PROXY STATEMENT
                                         FOR
                            ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 20, 1997


                                     INTRODUCTION


    This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Redwood Empire Bancorp ("Redwood," and with its subsidiaries the "Company") to be held on Tuesday, May 20, 1997 at 4:00 p.m., in the Sonoma Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, and at any and all adjournments thereof.

    It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of and vote at the Annual Meeting on or about April 14, 1997.

REVOCABILITY OF PROXIES

    A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of Redwood an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

PERSONS MAKING THE SOLICITATION

    THIS SOLICITATION OF PROXIES IS BEING MADE BY REDWOOD'S BOARD OF DIRECTORS. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company and its subsidiary, National Bank of the Redwoods ("NBR"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in Redwood is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies if management determines it to be advisable.


                                  VOTING SECURITIES

    There were issued and outstanding 2,756,187 shares of Redwood's common stock (the "Common Stock") on April 10, 1997, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were also issued and outstanding 575,000 shares of Redwood's 7.80% Noncumulative Convertible Perpetual Preferred Stock, Series A (the "Preferred Stock"). The Preferred Stock is not entitled to vote on any of the matters expected to be submitted for a vote at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, present in person or by proxy, constitutes a quorum.

    All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. With respect to the appointment of Deloitte & Touche, LLP to serve as the Company's independent auditors for the 1997 fiscal year, shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees, and FOR the appointment of Deloitte & Touche, LLP as independent auditors. Directors will be elected by a plurality of the votes cast by the holders of Redwood's Common Stock, voting in person or by proxy at the Annual Meeting; ratification of the appointment of Deloitte & Touche, LLP as independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock of Redwood voting on such appointment in person or by proxy at the Annual Meeting. Abstentions, although they will be counted in determining whether a quorum is present for the vote on both matters, will have the same effect as negative votes. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and thus will have the same effect as negative votes.

    On any matter submitted to the vote of the shareholders other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on Redwood's books as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

    If one of Redwood's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

    A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

    All votes will be tabulated by ChaseMellon Shareholder Services, the Company's tabulating agent. Representatives of ChaseMellon will be in attendance at the Annual Meeting in order to receive any votes cast at that time.

              SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, more than five percent of the outstanding shares of Redwood's Common Stock, except as set forth in the following table. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned.

Name and Address of                                        Percent
 Beneficial Owner                  Amount Owned           of Class
 ----------------                   ------------           --------
Mr. B. John Barry
1128 Red Mountain Road
Aspen, CO 81612                  415,700 shares (1)          15.1%

Basswood Partners, L.P.
52 Forest Avenue
Paramus, NJ  07652               144,061 shares (2)          5.25%

Orlando J. Antonini
1325 Columbus Avenue, 2nd Floor
San Francisco, CA  94133-1315    140,711 shares (3)          5.02%

---------------
(1) Based on information reported by Mr. Barry in a Schedule 13D filed with the Securities and Exchange Commission on or about March 3, 1997, reflecting ownership data as of February 27, 1997. The amount includes 39,900 shares of common stock issuable upon conversion of 46,000 shares of preferred stock. Such preferred stock is convertible into common stock within 60 days of March 1, 1997.

(2) Based on information reported by Basswood Partners, L.P., an investment manager partnership, in a Schedule 13D filed with the Securities and Exchange Commission on or about January 21, 1997, reflecting beneficial ownership as of January 8, 1997.

(3) Based on Form 4 filings with the Securities and Exchange Commission. The amount includes 46,465 shares available by the exercise of stock options exercisable within 60 days of March 1, 1997 and 94,246 shares held with sole voting power but shared investment power.

    Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, more than five percent of the outstanding shares of Redwood's Preferred Stock, except as set forth in the following table.

Name and Address of                                        Percent
 Beneficial Owner                  Amount Owned           of Class
 ----------------                   ------------           --------
Mr. B. John Barry
1128 Red Mountain Road
Aspen, CO 81612                   46,000 shares (1)           8.0%


(1) Based on information reported by Mr. Barry in a Schedule 13D filed with the Securities and Exchange Commission on or about March 3, 1997, reflecting ownership data as of February 27, 1997.


SECURITIES OWNERSHIP OF MANAGEMENT

      The following table sets forth, as of March 1, 1997, the number and percentage of shares of Redwood's outstanding Common Stock and Preferred Stock, respectively, which are beneficially owned, directly or indirectly, by (a) each of Redwood's directors and nominees for director, (b) the Chief Executive Officer of Redwood and each of the Company's four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers"), and (c) Redwood's directors and the named executive officers as a group. The Company identifies as its executive officers the Chief Executive Officer, President and Chief Financial Officer of Redwood, and those key policy-making officers of Redwood's subsidiaries who have a significant impact on the overall direction or financial reporting of the Company. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares which he has the right to acquire within 60 days of March 1, 1997. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.



                                                                                        Shares of
                                Shares of                                               Preferred
                                  Common                                Percent of        Stock
                               Stock Held    Options (1)       Total    Class (2)         Held
                               ----------    -----------       -----    ---------         ----
Orlando J.  Antonini (6)         94,246         46,465        140,711     5.02             ---
                                                                          %
James E. Beckwith                   ---          5,000          5,000     *                ---
Haskell E. Boyett (4)            10,129         35,209         45,338     1.64             ---
Richard I. Colombini (5)         32,085         11,124         43,209     1.57             ---
Robert D. Cook                      300            ---            300     *                ---
S. Deborah Kaufman                  ---            ---            ---     ---              ---
Dennis E. Kelley                  9,825         26,555         36,380     1.32       3,500 (3)
Patrick W. Kilkenny               8,787         34,582         43,369     1.57             ---
John R. Olsen                     1,000          3,750          4,750     *                ---
William B. Stevenson                500          1,250          1,750     *                ---
Tom D. Whitaker                   2,206          7,613          9,819     *                ---
Directors, Nominees and
  Executive Officers as a       159,078        160,424        330,626     12.00          3,500
  Group  (11 persons)


---------------
*   Represents less then one percent of the outstanding shares.

(1) Includes shares acquirable by the exercise of stock options exercisable within 60 days of March 1, 1997.

(2) The percentage for each individual (and for the group) is calculated by dividing (i) the number of Redwood shares beneficially owned (including shares that could be obtained through the exercise of options within 60 days after March 1, 1997) by (ii) the number of Redwood shares outstanding on March 1, 1997 plus, in each case, the number of shares which the individual (or group) could obtain through the exercise of such an option.

(3) Represents less than 1% of Preferred Stock.

(4) Mr. Boyett has shared voting and investment powers as to 10,129 shares.

(5) Mr. Colombini is a nominee for election at the 1997 Annual Meeting of Shareholders.

(6) Mr. Antonini has 94,346 shares with sole voting power but shared investment powers. Such shares are held in a partnership for which Mr. Antonini is managing partner.



PROPOSAL NO. 1:  ELECTION OF DIRECTORS

NOMINEES

    Redwood's directors are elected annually, to serve until the next Annual Meeting of shareholders and until their respective successors have been elected. All of the nominees listed below have served as directors since Redwood's last Annual Meeting of Shareholders, which was held in May of 1996.

    Redwood's Bylaws provide that the number of directors of Redwood may not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Bylaws adopted by Redwood's shareholders, with the exact number of directors within that range to be set by vote of the Board. At present, Redwood's Bylaws provide for a Board consisting of seven (7) directors, and consequently proxies may be voted for seven directors.

    The persons named below will be nominated for election as directors at the Annual Meeting to serve until the 1998 Annual Meeting of Shareholders and until their successors are duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for director may only be made by complying with the nomination procedures which are described under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.

    On February 3, 1997 Redwood received permission to merge its thrift subsidiary, Allied Bank, F.S.B. (Allied), into NBR. The merger was effective on March 24, 1997 and the Board of Allied was dissolved at that time.

    The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board of Directors for election as directors of Redwood.

                             Year First
                             Appointed      Principal Occupation
  Name and Title        Age  Director       During Past Five Years
  --------------         ---  --------       ----------------------

Orlando J. Antonini     54    1988          Independent business consultant.
  Director                                  Former President of Antonini
                                            Professional Corporation, a San
                                            Francisco accounting corporation.
                                            Director of the Company since 1988.
                                            Director of NBR since 1984.
                                            Director of Allied from 1995 to
                                            1997.


Haskell E. Boyett       69    1991          Independent business consultant.
  Director                                  Former Division Manager, Pacific
                                            Gas and Electric Company, a San
                                            Francisco-based public utility. .
                                            Director of the Company since 1991.
                                            Director of NBR since 1989.
                                            Director of Allied from 1995 to
                                            1997.

Richard I. Colombini    65    ---           President of Colombini
  Nominee                                   Construction.  Director of NBR
                                            since 1984.  Mr. Colombini is a
                                            nominee at the 1997 Annual Meeting.

Robert D. Cook          67    1996          President and CEO of R. D. Cook
  Director                                  Management Corporation, a financial
                                            and business consulting firm. .
                                            Director of the Company since 1996.
                                            Director of NBR since 1996.
                                            Director of Allied from 1996 to
                                            1997.

Patrick W. Kilkenny     50    1995          Director, Chief Executive Officer
  Chief Executive                           and President since 1995.
  Officer and President                     Chairman of the Board of NBR from
                                            1994 to 1997, CEO and Director of
                                            NBR since 1984.  Director of the
                                            Company from 1988 to 1993.
                                            Director of Allied from 1995 to
                                            1997.

William B. Stevenson    66    1995          Principal, Financial Institutions
  Director                                  Analysts & Consultants, a San
                                            Francisco financial institution
                                            consultancy, since 1992; President
                                            and CEO, Pan American Savings Bank,
                                            from 1984 to 1991.  Director of the
                                            Company since 1995.  Director of
                                            NBR since 1995.  Director of Allied
                                            from 1995 to 1997.

Tom D. Whitaker         59    1992          President and CEO of Motion
  Director and                              Analysis Corporation, Inc., a
  Chairman of the                           Northern California-based
  Board                                     manufacturer of devices that
                                            measure motion.  Director of the
                                            Company since 1992.  Director of
                                            NBR since 1995.  Director of Allied
                                            from 1995 to 1997.

    None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of Redwood acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Redwood. No director or officer of Redwood serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

    Redwood's previous Chairman of the Board and Chief Executive Officer, John
H. Downey, Jr., retired from all his current offices with the Company immediately following the 1996 Annual Shareholders' Meeting, and is therefore not a candidate for re-election as a Director of Redwood. Mr. Downey served as a Director of NBR since its inception in 1984, and was NBR's Chairman of the Board from 1984 to 1994. He was Redwood's Chairman of the Board from 1988 to 1996, and was a member of Allied's Board of Directors from 1994 to 1996. In recognition of his long and distinguished service to the Company, and in order to retain his experience and advice for the coming year, the Board of Directors appointed Mr. Downey to the position of Chairman Emeritus in May 1996. In that capacity, Mr. Downey is invited to attend all meetings of Redwood's Board of Directors as a non-voting participant.

    The Board of Directors recommends a vote FOR each of the nominees for director described above.

PROPOSAL NO. 2:  RATIFICATION OF INDEPENDENT AUDITORS


    Upon the recommendation of Redwood's Audit Committee, consisting of Chairman William B. Stevenson, Orlando J. Antonini, Robert D. Cook, and Haskell
E. Boyett, the Board of Directors has appointed Deloitte & Touche, LLP as the Company's independent accountants to audit the consolidated financial statements of Redwood and its subsidiaries for the 1997 fiscal year. Deloitte & Touche, LLP served as the Company's auditors for the fiscal year ended December 31, 1996, and during the course of that fiscal year they were also engaged by the Company to provide certain tax and consulting services.

    The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the succeeding year. If the appointment is not ratified, Redwood's Board of Directors will select other independent auditors. Representatives of Deloitte & Touche, LLP will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.


                                  OTHER INFORMATION

PERFORMANCE GRAPH

    Set forth below is a performance graph comparing the yearly cumulative total shareholder returns on Redwood's Common Stock with the yearly cumulative total shareholder return on (a) stocks included in the S&P 500 composite index,
(b) an index of peer group companies from SNL Securities, L.P., and (c) an index of peer group companies (California independent banks) derived from the Montgomery Securities WESTERN BANK MONITOR NORTHERN CALIFORNIA PROXY. The peer group provided to the Company last year by Montgomery Securities was not made available to the Company this year. Accordingly, the Company endeavored to replicate such peer group for the performance graph with reference to the WESTERN BANK MONITOR NORTHERN CALIFORNIA PROXY. Such peer group consists of the following companies: TriCo Bancshares, Exchange Bank, Redwood Empire Bancorp, Savings Bank of Mendocino County, RCB Corporation, Sierra West Bancorp, Union Bank, Sumitomo Bank of California, Westamerica, Mechanics Bank, Civic BanCorp, Mid-Peninsula Bancorp, Silicon Valley Bancshares, Pacific Capital Bancorp, Cupertino National Bank, and SJNB Financial.

    The total cumulative return on investment for each of the periods indicated for Redwood, the peer group, and the S&P 500 is based on the stock price or composite index at the end of 1991.

                                REDWOOD EMPIRE BANCORP

                                       [GRAPH]


                                                      PERIOD ENDING
                           ----------------------------------------------------------
INDEX                       12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
--------------------------------------------------------------------------------------
REDWOOD EMPIRE BANCORP       100.00    103.38    151.18     87.26     97.97    140.84
S&P 500                      100.00    107.62    118.47    120.03    165.13    202.89
SNL BANKS (WESTERN) INDEX    100.00    134.30    153.87    152.34    255.47    363.20
NORTHERN CALIFORNIA PROXY    100.00    101.55    126.11    123.43    187.15    202.67


*VALUES FOR THE NORTHERN CALIFORNIA PROXY FOR YEARS 1991-1995 WERE PROVIDED BY MONTGOMERY SECURITIES.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors of Redwood held 12 regular and 3 special meetings in 1996. All directors attended 75% or more of the aggregate number of the Board of Directors and committee meetings on which each director served.

    The Board of Directors of Redwood has the following committees:
Compensation Committee, Audit Committee, and Nominating Committee.

    COMPENSATION COMMITTEE.  The present members of the Compensation Committee
are Haskell E. Boyett, Chairman, Tom Whitaker and William B. Stevenson.   The
functions of the Compensation Committee are to recommend compensation actions for executive officers, oversee the compensation plan for the entire Company, and compensation for Directors. The Compensation Committee met 13 times in 1996.

    AUDIT COMMITTEE. The present members of the Audit Committee are William B. Stevenson, Chairman, Orlando J. Antonini, Robert Cook, and Haskell E. Boyett. The functions of the Audit Committee are to recommend the appointment of a firm of independent certified public accountants to audit the books and records of the Company for the fiscal year for which it is appointed, to analyze the results of internal audits and regulatory examinations, establish and monitor the Company's financial and accounting organization and financial reporting, monitor the Company's risk management program and internal control structure, and supervise the Internal Auditor. The Audit Committee met 12 times during 1996.

    NOMINATING COMMITTEE. The Nominating Committee is comprised of Tom D. Whitaker, Chairman, Orlando J. Antonini, and Patrick W. Kilkenny. The function of the Nominating Committee is to recommend candidate for nomination to the Board of Directors of Redwood. The Nominating Committee meet once in 1996.

COMPENSATION COMMITTEE INTERLOCKS

    The Compensation Committee of Redwood's Board of Directors determines the annual salaries and bonuses of Redwood's executive officers, and the Boards of Directors of each of Redwood's subsidiaries make similar determinations concerning officers of the respective subsidiaries. During 1996, the members of Redwood's Compensation Committee were outside directors Haskell E. Boyett, William B. Stevenson and Tom Whitaker. All the members of the Compensation Committee are also members of the Board of Directors of NBR (and, formerly, of Allied) which determine the compensation of its respective officers and employees.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of Redwood's Board of Directors provides recommendations and oversight for Redwood's executive officers, subject to review by the full Board of Directors. Compensation decisions relating to the executive officers of Redwood's subsidiaries, including both Allied and NBR, are made by the Board of Directors of each individual subsidiary and neither the Compensation Committee nor Redwood's Board of Directors participate in compensation awards to such individuals except to the extent of stock option awards under Redwood's 1991 Stock Option Plan. Option awards are also determined for the executive officers and directors of Redwood and its subsidiaries (including the individuals named above under the caption "Compensation Committee") by Redwood's full Board of Directors, except where such individuals are also directors of Redwood, in which case their annual option grants are determined under the terms of the 1991 Option Plan.

    The following is a report submitted by the Compensation Committee, addressing the compensation policies of the Company as they relate to employees of Redwood.

    EXECUTIVE COMPENSATION POLICY. The goal of the Compensation Committee is to ensure that an appropriate relationship exists between executive compensation and Redwood's overall performance, while at the same time retaining key employees of Redwood and motivating them to perform at a superior level for the benefit of the shareholders. To achieve this goal, Redwood integrates annual base compensation with bonuses based on Redwood's performance and the performance and initiative of its individual executive officers. Redwood attempts to establish base salaries that are generally within the range of salaries paid to people holding comparably responsible positions at other peer group financial institutions in California, taking into account the individual's past performance and potential future contributions. Bonus compensation is based primarily on the performance of Redwood. Measurement of Company performance is based primarily on that of peer group financial institutions and Company goals, including primarily its return on equity. The compensation of executive officers of Redwood's subsidiaries is similarly based on the performance of such subsidiaries and their officers. Except as limited by the Company's Stock Option Plan, stock options are granted from time to time to officers of Redwood and its subsidiaries on the basis of the recipient's potential for contribution to the Company's future growth and profitability.

    The Compensation Committee believes that linking executive compensation to corporate performance results aligns executive compensation with Redwood's goals and shareholder interests. As performance goals are met or exceeded, resulting in increased shareholder value, Redwood's executives are commensurably rewarded.

    1996 COMPENSATION GOALS The committee relies principally on data gathered through independent sources in determining the salary ranges for executive positions. In addition, in 1996 an independent consultant was retained to review the salary structure for substantially all positions within the Company. The results of the survey provided the Company with a defined salary structure based upon job function and relevant market data.

    EXECUTIVE BASE SALARY   The Committee reviews Mr. Kilkenny's salary on an
annual basis. Factors that are considered by the Committee include the annual performance review performed by the Company's Executive Committee and peer group compensation. Based on the Committee's review of these factors Mr. Kilkenny's base salary of $205,000 has not changed since October, 1995.

    BONUS COMPENSATION   The Company has adopted a Performance Incentive Bonus
Plan (PIPB.) for its executive officers. The purpose of the PIPB is to motivate each participant to perform in an outstanding manner and to encourage teamwork at the executive level. The PIPB is based upon return on equity. Currently, the Company must earn a minimum return on equity of 16% in order for executive officers to receive a bonus under the plan. The maximum amount an executive may receive under the plan is limited to 52.5% of base salary. Payment of the bonus shall be made in the form of 70% cash and 30% restricted stock. However, the Board of Directors may elect to issue stock in lieu of some or all of the cash portion of the bonus based on the Company's financial condition.

    The PIPB has been suspended until such time cash dividends have been restored to the Company's Common Stockholders. No bonus amounts have been made or earned under the PIPB in 1996.




                                       Haskell E. Boyett, Chairman

                                       William B. Stevenson

                                       Tom Whitaker

COMPENSATION OF DIRECTORS

    Directors of Redwood or its subsidiaries who are also employees of the Company do not receive compensation for their service on such Boards of Directors. For 1996, non-employee directors of Redwood received a fee of $1,500 per month for Board membership and $1,000 per Board meeting attended. Members of Board Committees receive $250 per Committee meeting attended. Currently, Redwood directors do not receive additional compensation for serving as directors of any subsidiary of Redwood; however, each director receives up to $250 per subsidiary Committee meeting attended.

    In his position as Chairman Emeritus, it is the intent of the Board that Mr. Downey will receive the current standard non-employee Director fee for attending Board meetings, but will not receive a Chairman fee. Mr. Downey will be receiving benefits due him under his retirement agreement.

    In his position as Chairman of Redwood, Mr. Whitaker receives an additional $500 per month. In his position as Chairman of Allied, Mr. Stevenson received $400 per month. In addition, during 1996 Mr. Stevenson was engaged by the Company to perform consulting services relating to Allied. For this service, Mr. Stevenson received $5,907.

    Commencing on April 1, 1997 non-employee Directors of Redwood will receive a fee of $1,000 per month for Board membership and $1,000 per Board meeting attended. Members of standing committees receive a fee of $250 per committee meeting attended and up to $250 per subsidiary committee meeting attended.

                                  EXECUTIVE OFFICERS

The following table sets forth certain information regarding the named executive officers of the Company.

                           Year First
                            Appointed              Position & Offices
                            Executive    with Company and Principal Occupation
    Name               Age   Officer       or Employment for Past Five Years
    ----               ---   -------       ---------------------------------
Patrick W. Kilkenny     50    1985     Chief Executive Officer, President and
                                       Director of Redwood since 1995.
                                       Chairman of the Board of NBR from 1994
                                       to March 1997; Chief Executive Officer
                                       and Director of NBR since 1985; Director of Redwood from 1988 to 1993. Director and Chief Executive Officer of Allied from 1996 to March 1997.

James E. Beckwith        39   1995     Executive Vice President and Chief
                                       Financial Officer of Redwood since
                                       January 1997.  Executive Vice President
                                       and Chief Financial Officer of NBR since
                                       March, 1997.  Senior Vice President and
                                       Chief Financial Officer of REB and NBR
                                       from January 1995 to March 1997. Chief
                                       Financial Officer of Allied from
                                       January 1995 to October 1996. Chief
                                       Financial Officer of Sunrise Bancorp
                                       from 1991 to 1994. Senior Manager with
                                       Deloitte & Touche from 1986 to 1991.

Dennis E. Kelley        42    1986     Executive Vice President of NBR since
                                       March 1997.  President of NBR from 1994
                                       to March 1997; Senior Vice President and
                                       Chief Financial Officer of Redwood from
                                       1988 to 1994; Senior Vice President and
                                       Chief Financial Officer of NBR from 1986 to 1991.

S. Deborah Kaufman      46    1996     Executive Vice President and Chief
                                       Credit Officer of NBR since March 1997.
                                       Senior Vice President and Senior Loan
                                       Officer of Redwood Empire Bancorp since
                                       December 1996.  Examiner with the
                                       Comptroller of the Currency in the
                                       Western United States from 1993 to 1996.
                                       Vice President with Pacific Bank from
                                       1992 to 1993.  Vice President, Private
                                       Banking with Bank America/Security
                                       Pacific Bank from 1988 to 1992.

    Every Company officer serves at the pleasure of the Board of Directors. There are no understandings or arrangements between any of such officers and any other person pursuant to which they were or are to be selected as officers of Redwood.


EXECUTIVE COMPENSATION

    The following table sets forth all cash and non-cash compensation
(including bonuses and deferred compensation) paid or accrued to the named executive officers as of December 31, 1996, for services rendered to the Company during the periods indicated.

                              SUMMARY COMPENSATION TABLE




                                                                                                 Long Term
                                                                                              Compensation
                                            Annual Compensation                                   Awards
                                   ----------------------------------------------------------------------------
                                                                                    Other
                                                                                     Annual                            All Other
     Name and                                                                    Compensation    Number of          Compensation
  Principal Position               Year        Salary           Bonus                (1)        Options (2)             (3)
---------------------------------------------------------------------------------------------------------------------------------
Patrick W. Kilkenny                1996       $205,202            ---             $17,720         20,000                 ---
  CEO and President,               1995        193,556            ---              15,568          5,000                 ---
  Redwood, President and           1994        195,566            ---              17,644          5,000                $125
  CEO of NBR

James E. Beckwith (4)              1996        126,046            ---               6,520         15,000               2,000
  Executive Vice President         1995        120,063         15,000               5,326          5,000               2,000
  and Chief Financial
  Officer of Redwood and NBR

Dennis E. Kelley (5)               1996        159,075            ---               8,107         15,000               2,000
  Executive Vice President         1995        150,110            ---               7,135          5,000               2,000
  of NBR                           1994        136,351            ---               9,392          5,000               2,000

Terance O'Mahoney (6)              1996         67,877            ---             319,048            ---              65,221
  former President and CEO         1995        203,339            ---              57,248          5,000               2,000
  of Allied                        1994        272,402            ---              50,812          5,000              49,131

Martin B. McCormick  (7)           1996        165,464         97,000               5,205            ---               1,866
  former President of              1995        146,687            ---              10,649            ---               2,000
  Allied                           1994        150,095            ---               3,361            ---               2,000



---------------

(1) Includes directors' fees, auto allowances, personal use of company-owned automobiles, insurance, the value of options exercised during the year, and changes in the amounts vested for individuals under the Company's salary continuation plan.

(2) Includes stock options issued under Redwood's stock option plan.

(3) Includes matching contributions to 401(K) plans.

(4) Mr. Beckwith was appointed to his position during 1995.

(5) Mr. Kelley was appointed to his current position during 1994. Previously he had been Redwood's Senior Vice President and Chief Financial Officer from 1988 to 1994.

(6) Mr. O'Mahoney resigned his position April 1, 1996. In connection with Mr. O'Mahoney's resignation, the Company and Mr. O'Mahoney executed a Separation and Release of Claims Agreement. The agreement called for the Company to pay Mr. O'Mahoney two equal payments of $203,000, and transfer ownership of a Company owned auto. In exchange, Mr. O'Mahoney agreed among other things, not to solicit any current customers or employees of the Company for two years without the written authorization from the President of Redwood. In addition, pursuant to such Agreement, the Company and Mr. O'Mahoney released each other from all potential claims, obligations or liabilities (including any obligations of the Company under the Executive Salary Continuation Agreement). The amount of $319,048 shown as Other Annual Compensation in 1996 represents two payments of $203,000 plus the value of the automobile of $18,266, less the vested portion of Mr. O'Mahoney's Executive Salary Continuation Plan of $105,218, which Mr. O'Mahoney relinquished to the Company in connection with the Separation and Release of Claims Agreement.

(7) Mr. McCormick was appointed President of Allied in April 1996. Prior to April 1996, he served as Senior Vice President of Allied. He resigned his position February 14, 1997. Mr. McCormick received an incentive bonus of $97,000 for successfully executing a bulk sale of mortgage loan servicing in the fourth quarter of 1996.

    The following table sets forth information concerning the aggregate value of all unexercised options held by each of the named executive officers as of December 31, 1996.

       AGGREGATED OPTION EXERCISES IN 1996 AND DECEMBER 31, 1996 OPTION VALUES



    Name                 Shares                            Number of Unexercised                 Value of Unexercised In-
    ----                Acquired        Value              Options at December 31,                 the-Money Options at
                       on Exercise     Realized                      1996                          December 31, 1996 (1)
                      ----------------------------------------------------------------------------------------------------------
                                                         Exercisable      Unexercisable         Exercisable       Unexercisable
                                                         -----------------------------------------------------------------------
Patrick W. Kilkenny        ---            $ ---           29,582              27,537             $89,184             $46,681
  CEO and President,
  Redwood, CEO and
  President of NBR

James E. Beckwith          ---              ---            1,250              18,750               4,063              35,625
  Executive Vice
  President and
  Chief Financial
  Officer of Redwood
  and NBR

Dennis E. Kelley             7,598         28,151         22,805              18,750              50,696              35,625
  Executive Vice
  President of NBR

Terance O'Mahoney           28,758         65,221          ---                 ---                 ---                 ---
  former President
  and CEO of Allied

Martin McCormick           ---              ---           13,501               ---                54,942               ---
  former President
  of Allied



--------------
(1) All options were issued at the then-current market price on the grant date. Total value of unexercised options is based on the closing price of the Company's Common Stock as reported by the American Stock Exchange of $11.50 as of December 31, 1996, less exercise price.

    The following table sets forth information concerning individual grants of stock options by Redwood during 1996 to each of its executive officers named below.

                          OPTION GRANTS IN LAST FISCAL YEAR


                                                                                              Potential Realizable Value at
                                                                                            Assumed Annual Rates of Stock Price
   Name and Title                                Individual Grants                             Appreciation for Option Term
-------------------------------------------------------------------------------------------  -----------------------------------
                           Number of   Percent of Total      Exercise
                            Options   Options Granted to      or Base
                            Granted   Employees in 1996     Price ($/Sh)   Expiration Date        5% ($)        10% ($)
-------------------------------------------------------------------------------------------  -----------------------------------
Patrick W. Kilkenny         20,000            25%             $9.9375      April 25, 2006       $124,993       $316,756
  CEO and President,
  Redwood, Chairman
  of the Board and
  CEO, NBR

James E. Beckwith           15,000            19%             $9.9375      April 25, 2006        $93,745       $237,567
  Executive Vice
  President and Chief
  Financial Officer of
  Redwood

Dennis E. Kelley            15,000            19%             $9.9375      April 25, 2006        $93,475       $237,567
  Executive Vice
  President of NBR


SUPPLEMENTAL BENEFIT PLAN

    Redwood has adopted an Executive Salary Continuation Policy which acts as a supplemental benefit plan for senior management personnel. The Policy authorizes Redwood and its subsidiaries to enter into individual agreements with selected senior executive officers, providing them certain retirement benefits. The Policy calls for Redwood's Board of Directors to approve all individual agreements with executive officers, and to conduct a biennial review of all scheduled benefits.

    As authorized under the Policy, the Company has entered into Executive Salary Continuation Agreements with Messrs. Kelley and Kilkenny. These agreements, which are similar in form, each provide that upon retirement at age 65 the executive will receive, for a period of 15 years after the date of his retirement, a specified annual retirement payment, payable in equal monthly installments. The annual retirement benefit payments to which Messrs. Kelley and Kilkenny would be entitled upon their normal retirement age of 65 under their agreements are currently $107,433 and $134,058, respectively. In the event that the executive dies after his retirement, but before the end of the 15 year period, the Company will continue to make such payments to the executive's designated beneficiary. If the executive should die prior to his retirement as described above, however, his designated beneficiary will receive, for a period of 15 years, the same yearly benefit, payable in equal monthly installments.
The executive may take early retirement at age 55 (if by that time he has completed 15 years of service with the Company), but his annual retirement benefits will then be only about 25% of the amount he would have received if he had retired at age 65. If he takes retirement between 55 and 65, his retirement benefits will continue to vest incrementally, pursuant to a specified schedule, as his years of service increase. The agreements provide that if the executive retires or is terminated before age 55 or before he has completed his 15 years of service, he will be entitled to receive a specified one-time payment, the amount of which increases each year on a predetermined schedule. As of January 1, 1997, the amount of this one-time payment for Messrs. Kelley and Kilkenny would be $12,797 and $42,299, respectively.

    The agreements also provide that in the event of a change in control which is defined by any person or company acquiring 25% or more of Redwood's outstanding shares, through a tender offer, merger, or otherwise, and within two years thereafter the executive's employment by the Company is terminated or his salary or authority is materially reduced, the executive will be entitled to receive an amount equal to one times his current annual salary. In addition, in the event of a change in control, the executive, upon notice of such change of control from the Company, may elect to terminate their employment with the Company and receive an amount equal to one times annual salary.

    The Company has also entered into a Salary Continuation Agreement with Mr. Beckwith which provides that if any person or company acquires 25% or more of Redwoods outstanding shares, through a tender offer, merger, or otherwise, and within two years thereafter Mr. Beckwith's employment by the Company is terminated or his salary or authority is materially reduced, he is entitled to receive an amount equal to one times annual salary. In addition, in the event of a change of control and upon notice of such change in control from the Company, Mr. Beckwith may give notice to terminate employment and receive an amount equal to one times annual salary.

    The Company has executed a one year Compensation Agreement with Mr. Kilkenny which establishes an annual base salary of $205,000. The Company and Mr. Kilkenny have also executed a one year Executive Severance Agreement which generally provides that should Mr. Kilkenny be terminated for any reason other than failure to perform his job duties, habitual neglect, illegal conduct, he would be entitled to one times his current salary.

                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires Redwood's officers and directors, and persons who own more than 10% of a registered class of Redwood's equity securities, to file reports of ownership on Form 3 and changes of ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. They are also required by SEC rules to furnish Redwood with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for them, Redwood believes that during 1996 all Section 16(a) filing requirements applicable to its officers, directors, and ten percent stockholders were complied with.


                                 CERTAIN TRANSACTIONS

    Some of the Company's directors and executive officers and their immediate families, as well as, the companies with which they are associated are customers of, or have had banking transactions with, Redwood's subsidiaries in the ordinary course of the Company's business, and the Company expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. The Company has a strong policy regarding review of the adequacy and fairness to the Company of loans to its directors and officers. There was no balance outstanding under extensions of credit to directors and executive officers of the Company and other companies with which such individuals are associated as of December 31, 1996.

    NBR has a lease, for 34,000 square feet of office space for its main office, with a partnership in which Richard Colombini, Director of NBR and nominee for director of Redwood, is a partner. The lease calls for payments of $71,954 per month plus annual rental adjustments through September, 1999. Annual lease payments in 1996 for this location were $863,000.

                        SHAREHOLDER PROPOSALS AND NOMINATIONS

    Section 3 of Article III of the Bylaws of Redwood Empire Bancorp sets forth the following procedures for shareholder nominations to the Board of Directors:

    Nominations for election of members of the Board may be made by the Board or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Corporation by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for the election of Directors or (ii) 10 days after the date of mailing of notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
    (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

    The effect of the foregoing provision is that any shareholder wishing to nominate one or more candidates for election to the Board of Directors must mail or deliver to the President of Redwood written notice of intention to make such a nomination no later than the close of business on April 30, 1997, or such a nomination will not be considered at the Annual Meeting. To be effective, such a notice must comply with all of the provisions of the Bylaw provision set forth above. Any notice mailed or delivered to Redwood's President after April 30, 1997, or which is not made in accordance with the procedures specified in the foregoing Bylaw provision, will be disregarded by the Chairman of the Annual Meeting, and upon his instructions the Inspector of Elections for the Annual Meeting will disregard all votes cast for each such nominee. The Chairman of the Annual Meeting will decide whether a notice has been properly given and any nomination should be recognized, and his or her determination will be final.

                                    OTHER MATTERS

    Management does not know of any matters to be presented at the Annual Meeting other than those set forth above. However, if other matters come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented by the Proxy in accordance with the judgment of the person or persons authorized to vote the Proxy, and discretionary authority to do so is included in the Proxy.

    The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for Redwood's 1998 Annual Meeting of Shareholders is December 16, 1997.



                                       /s/ Marta J. Idica

                                       Marta J. Idica
                                       Corporate Secretary


Dated:  April 14, 1997


    The Annual Report to Shareholders for the fiscal year ended December 31, 1996 is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 10, 1997.




    A COPY OF REDWOOD'S MOST RECENT ANNUAL REPORT TO THE SECURITIES AND
EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905.

                                REDWOOD EMPIRE BANCORP
                             ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 20, 1997

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned appoint(s) Tom D. Whitaker and William B. Stevenson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Redwood Empire Bancorp (the "Company") that the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders of the Company to be held in the Sonoma Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, on May 20, 1997 at 4:00 P.M., local time, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting, or at any adjournment thereof. The undersigned may revoke this Proxy at any time prior to its exercise.


   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED ON THIS CARD.

   THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER DIRECTED ON THIS CARD. IN THE EVENT THAT NO SUCH DIRECTION IS GIVEN HEREON AND THIS PROXY IS NOT SUBSEQUENTLY REVOKED OR SUPERSEDED, THE PROXYHOLDERS NAMED ABOVE INTEND TO VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR EACH OF THE OTHER PROPOSALS LISTED BELOW.

                   (Continued and to be signed on the reverse side)

-----------------------------------------------------------------------------
                                 FOLD AND DETACH HERE

                                                             Please mark
                                                             your votes as  /X/
                                                             indicated in
                                                             this example

1. Proposal to elect the following nominees to serve as directors, each to hold office until the 1997
Annual Meeting of Shareholders or until his successor has been duly elected and qualified:

FOR        WITHHOLD   FOR, except vote WITHHELD from those
ALL        FROM ALL   nominees whose names have been
NOMINEES   NOMINEES   struck out of the foregoing list.
/ /          / /                / /

NOMINEES: ORLANDO J. ANTONINI, HASKELL E. BOYETT, RICHARD I. COLOMBINI, ROBERT
D. COOK, PATRICK W. KILKENNY, WILLIAM B. STEVENSON, AND TOM D. WHITAKER.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through his name in the list on this side of the card.)

---------------------------------------------


                                                          FOR  AGAINST  ABSTAIN
2. Proposal to ratify the appointment of Deloitte and     / /    / /      / /
Touche, LLP as independent auditors to audit Redwood's financial statements for the fiscal year ended December
31, 1997.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

/ /  I/we   / / do    / / do not expect to attend this meeting.



        IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS INTENTION TO CUMULATE HIS VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWISE INDICATED BY MARKING THE BOXES ON THIS SIDE OF THE CARD. SEE THE "VOTING SECURITIES" SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

SHAREHOLDER(S)
Signature(s)                                               Date
            ---------------------------------------------      -----------

TO ASSURE A QUORUM, YOU ARE URGED TO DATE, COMPLETE, AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

-----------------------------------------------------------------------------
                                 FOLD AND DETACH HERE